UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street Suite 3400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the closing of KBR, Inc.’s (“KBR”) initial public offering of its common stock on November 21, 2006, the compensation committee of the board of directors of KBR granted an award of 129,410 shares of restricted KBR common stock to William P. Utt, the President and Chief Executive Officer of KBR. The award was granted under the KBR, Inc. 2006 Stock and Incentive Plan and made pursuant to the terms of Mr. Utt’s employment agreement with KBR. Under the terms of the award, 20% of the restricted shares are scheduled to vest on each of the first five anniversaries of the grant date.

Also on November 21, 2006 following the closing of KBR’s initial public offering, the compensation committee of the board of directors of KBR granted an award of 19,257 restricted stock units and options to purchase 22,846 shares of KBR common stock to Bruce A. Stanski, the Executive Vice President, Government and Infrastructure of KBR, and an award of 15,955 restricted stock units and options to purchase 18,930 shares of KBR common stock to Cedric W. Burgher, the Senior Vice President and Chief Financial Officer of KBR. Under the terms of the awards (i) 20% of the restricted stock units are scheduled to vest on each of the first five anniversaries of the grant date, (ii) the restricted stock units will convert into KBR common stock at a one-to-one ratio, (iii) the stock options have an exercise price of $21.81 per share and are scheduled to expire on November 21, 2016, (iv) Mr. Stanski’s stock options are scheduled to vest as follows: 7,615 options on November 21, 2007; 7,691 options on November 21, 2008; and 7,540 options on November 21, 2009; and (v) Mr. Burgher’s stock options are scheduled to vest as follows: 6,310 options on November 21, 2007; 6,373 options on November 21, 2008; and 6,247 options on November 21, 2009.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	KBR, Inc. 2006 Stock and Incentive Plan (incorporated by reference to Exhibit 10.23 to KBR, Inc.’s Registration Statement on Form S-1; Registration No. 333-133302).

10.2	Restricted Stock Agreement, by and between KBR, Inc. and William P. Utt.

10.3	Form of Restricted Stock Unit Agreement.

10.4	Form of Nonstatutory Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: November 28, 2006	By:	/s/ Michael A. Weberpal
Michael A. Weberpal
Vice President and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	KBR, Inc. 2006 Stock and Incentive Plan (incorporated by reference to Exhibit 10.23 to KBR, Inc.’s Registration Statement on Form S-1; Registration No. 333-133302).

10.2	Restricted Stock Agreement, by and between KBR, Inc. and William P. Utt.

10.3	Form of Restricted Stock Unit Agreement.

10.4	Form of Nonstatutory Stock Option Agreement.